Financial Liabilities	12 Months Ended
Dec. 31, 2017
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Financial Liabilities

16 FINANCIAL LIABILITIES

On May 27, 2015, the Company raised €100 million through a private placement of €100 million senior unsecured bonds due May 27, 2020. The bonds were placed through an accelerated book building placement with qualified investors outside the United States, in accordance with Regulation S under the Securities Act. The bonds will mature on May 27, 2020 (5 years), are in dematerialized form in the denomination of €100,000 each, are issued at par and will be redeemed at par at maturity. The bonds pay a coupon of 3.25% per annum, payable semi-annually in arrears on November 27 and May 27 of each year, starting on November 27, 2015. The initial price for the conversion of the bonds into ordinary shares of the issuer is €12.93, representing approximately a 26.5% premium above the reference price of €10.2219, being the VWAP (Volume Weighted Average Price) of the ordinary shares on Euronext Brussels on May 20, 2015. At the initial conversion price, the convertible bonds will be convertible into 7,733,952 fully paid-up ordinary shares of the issuer.

In accordance with Condition 5,(b),(vi) of the terms and conditions of the Bonds, the initial conversion price for the Bonds has been adjusted downwards, following our announcement on October 25, 2017 of the pricing of our initial U.S. public offering totaling approximately $200 million in gross proceeds from the sale of 11,430,000 ordinary shares in the form of ADSs at a public offering price of $17.50 per ADS, before underwriter discounts, and the granting by us to the underwriters of a 30-day option to purchase up to an additional 1,714,500 ordinary shares in the form of ADSs in connection with the offering.

As a consequence, the Calculation Agent has determined that the conversion price of the Bonds is to be adjusted from €12.93 to €12.66 per ordinary share (after rounding in accordance with Condition 5, (f) the terms and conditions of the Bonds). The conversion price adjustment became effective on October 27, 2017. The Bonds are now convertible into an aggregate of 7,896,960 ordinary shares, at a conversion price of €12.66 per ordinary share.

Conversion of the convertible bonds in the Company’s ordinary shares is at the option of the holder. In case of conversion: a cash alternative election (at the option of the issuer) is available including a number of restrictions. As the issuer has the cash alternative election, it has a choice over how the share conversion option will be settled (i.e. net in cash or by exchanging shares for cash). Furthermore, the conversion option includes an adjustment mechanism of the exercise price in case of dilutive transactions, which is a characteristic of a derivative instrument. Therefore, the share conversion option is a derivative at FVTPL according to IAS 39 and not an own equity instrument.

	As at December 31,
€ in thousands	2017	2016	2015
Convertible bond
Host debt	88,715	84,537	80,682
Embedded derivative	66,454	19,812	54,146

Financial liabilities	155,169	104,349	134,828

of which : non-current	155,169	104,349	134,828

Maturity table

The following table details the Company’s remaining contractual maturity of its financial liabilities with agreed repayment periods. The tables have been drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Company can be required to pay. The tables include both interest and principal cash flows.

	As at December 31,
€ in thousands	2017	2016	2015
Borrowings
Within one year	3,250	3,250	3,250
Between 2 and 5 years	104,875	108,125	111,375
Over 5 years		0	0

Total	108,125	111,375	114,625

BORROWINGS AT FAIR VALUE
Closing Balance at December 31, 2016	104,349
Financing cash flows	(3,250)
Payment of interests	(3,250)
Non-cash changes	54.070
Effective Intrest Rate	7,427
Changes in fair value of derivative	46,642
Closing Balance year ended December 31, 2017	155,169